UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2008

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ROTATE BLACK, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	333-44315	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Petoskey, Michigan 49770

(Address of Principal Executive Office) (Zip Code)

(231) 347-0777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PART I - FINANCIAL INFORMATION

Item 1.

Financial Statements.

The Financial Statements of the Registrant required to be filed with this Form 8-K were prepared by management. In the opinion of management, the Financial Statements fairly present our financial position.

Rotate Black, Inc.

Balance Sheet

August 15, 2008

ASSETS

ASSETS

CURRENT ASSETS

Cash	$200,000
Intangible Assets	279,614

TOTAL ASSETS	$479,614

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES	None

STOCKHOLDERS' EQUITY

Common stock, $0.01 par value; 100,000,000 shares authorized, 10,000,000 issued and outstanding
$100,000
Beginning Balance Equity	379,614

TOTAL STOCKHOLDERS' EQUITY	479,614

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$479,614

See notes to financial statements.

Rotate Black, Inc.

Notes to Financial Statements

August 15, 2008

NOTE 1. ORGANIZATION AND BUSINESS OPERATIONS

Rotate Black, Inc. (“the Company”), a Nevada company, is the successor by merger with BevSystems International, Inc and BevSystems International Ltd pursuant to the terms of a plan of reorganization as approved by the United State Bankruptcy Court in Tampa, Florida. The Company plans to effect the merger, exchange of capital stock, asset acquisition or other business combination pursuant to the plan of reorganization.

On August 15, 2008, the Company began business operations, and all activity prior to that date relates to the Company's formation to implement the plan of reorganization.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.

Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with generally accepted accounting principles in the United States and pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures in these financial statements are adequate and not misleading.

In the opinion of management, the financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Company's financial position. The statements for October 9, 2006 are not necessarily indicative of the results for any future period.

B.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

C.

Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefits due the Company as of August 15, 2008.

NOTE 3. BEVSYSTEMS INVESTMENT

The Company acquired the assets of BevSystems International, Inc and BevSystems International Ltd pursuant to the terms of an asset purchase agreement and the plan of reorganization in the United States Bankruptcy Court for the Middle District in Tampa, Florida for $254,614 in cash and an additional $25,000 in outside legal fees.

NOTE 4. STOCKHOLDERS' EQUITY

On August 15, 2008 the Company issued 1,000,000 shares of its $.01 par value common stock to the creditors of BevSystems International, Inc and BevSystems International Ltd pursuant to the terms of the plan of reorganization.

On August 15, 2008 the Company issued 9,000,000 shares of its $.01 par value common stock to the shareholders of Rotate Black, LLC pursuant to the terms of the plan of reorganization.

Results of Operations - Inception through August 15, 2008

There have been no operations since inception until August 15, 2008. The company commenced limited operations on August 15, 2008.

Rotate Black, Inc. is a gaming corporation focused on the acquisition, development and management of casino resorts. The company is also involved in the acquisition and management of companies focused on providing products and services to the gaming industry.

Although the company is relatively new, it is comprised of individuals having over 100 years of combined experience in the development and management of high-end casino resorts.

Liquidity and Capital resources

The Company has received funding from Rotate Black, LLC and its affiliates in the amounts of $25,000, $35,000, $15,000 $199,614 $5,000 and $200,000 for a total of $479,614 in operating capital. The company used these proceeds to fund the plan of reorganization of the Company.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements. Such statements may include statements regarding seeking business opportunities, payment of operating expenses, and the like, and are subject to certain risks, uncertainties and assumptions which could cause actual results to differ materially from projections or estimates contained  herein.  Factors which could cause actual results to differ materially include, among others, unanticipated delays or difficulties in location of a suitable business acquisition candidate, unanticipated or unexpected costs and expenses, competition and changes in market conditions, lack of adequate management personnel and the like.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially form those anticipated, estimated or projected. The Company cautions again placing undue reliance on forward-looking statements all of that speak only as of the date made.

Item 3.

Controls and Procedures.

The Company maintains a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this report, as well as to safeguard assets from unauthorized use or disposition. As of August 15, 2008 the Company's Chief Executive Officer and principal financial officers have evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures with the assistance and participation of other members of management. Based upon that evaluation, the Company's Chief Executive Officer and principal financial officer concluded that the Company's disclosure controls and procedures are effective for gathering, analyzing and disclosing the information the Company is required to disclose in the reports it files under the Securities Exchange Act of 1934 within the time periods specified in the SEC's rules and forms. There have been no significant changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the evaluation.

PART II - OTHER INFORMATION

Item 1.

Legal Proceedings.

There are no legal proceedings against the Company and the Company is unaware of such proceedings contemplated against it.

Threatened legal actions and proceedings may arise in the ordinary course of our businesses and operations and could include suits relating to our business activities and operations. Management believes that the aggregate liability, if any, resulting from such pending and threatened legal actions and proceedings will not have a material adverse effect on our financial condition, results of operations and cash flows.

Item 2.

Changes in Securities.

Not applicable.

Item 3.

Defaults upon Senior Securities.

Not applicable.

Item 4.

Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 5.

Other Information.

Not applicable.

Item 6.

Exhibits and Reports on Form 8-K.

(a)

Exhibits.

Exhibit No.	Description

99.1	Plan of Reorganization of BevSystems International, Inc
99.2	Amended Joint Plan of Reorganization (Included as Exhibit 7.1 to the Form 8-K filed on December 11, 2006, and incorporated herein by reference).
99.3	Rotate Black, Llc's And Creditor Trustee's Motion To Modify Confirmed Plan Of Reorganization

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rotate Black, Inc.
(Registrant)

By:	/s/ JOHN PAULSEN
Name: John Paulsen Title: CEO

Dated: August 15, 2008